SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission only
    (as permitted by Rule 14a-6(e)(2))


                                 EXACTECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 EXACTECH, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
       [X] No fee required.
       [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
     (1)   Amount previously paid:
--------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
     (3) Filing party:
--------------------------------------------------------------------------------
     (4)   Date Filed:
--------------------------------------------------------------------------------

                                 EXACTECH, INC.
                              2320 N.W. 66TH COURT
                           GAINESVILLE, FLORIDA 32653

                               -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1999
                               -------------------


To the Shareholders of
   EXACTECH, INC.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Exactech, Inc., a Florida corporation (the "Company"), will be held at the Company's new headquarters, 2320 N.W. 66th Court, Gainesville, Florida, on Thursday, April 22, 1999, at 9:00 a.m., local time, for the following purposes:

         (1) To elect seven members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to increase by 185,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Employee Stock Option and Incentive Plan, as amended;

         (3) To consider and vote upon a proposal to increase by 45,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Directors Stock Option Plan;

         (4) To consider and vote upon a proposal to approve the Company's 1999 Employee Stock Purchase Plan;

         (5) To ratify the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (6) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on March 18, 1999 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                      By Order of the Board of Directors

                                      BETTY PETTY
                                      SECRETARY
Gainesville, Florida
March 22, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                 EXACTECH, INC.

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Exactech, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at the Company's new headquarters, 2320 N.W. 66th Court, Gainesville, Florida, on Thursday, April 22, 1999, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is March 22, 1999. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 2320 N.W. 66th Court, Gainesville, Florida 32653, and its telephone number is (352) 377-1140.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of seven members to the Company's Board of Directors to serve until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) A proposal to increase by 185,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Employee Stock Option and Incentive Plan, as amended;

         (3) A proposal to increase by 45,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Directors Stock Option Plan;

         (4) A proposal to approve the Company's 1999 Employee Stock Purchase Plan;

         (5) Ratification of the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (6) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the seven nominees for director named below; (b) FOR the proposal to increase by 185,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Employee Stock Option and Incentive Plan, as amended; (c) FOR the proposal to increase by 45,000 shares the number of shares reserved for issuance pursuant to the Company's Directors Stock Option Plan; (d) FOR the proposal to approve the Company's 1999 Employee Stock Purchase Plan; and (e) FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on March 18, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 4,920,979 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to (i) approve the proposal to increase by 185,000 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Employee Stock Option and Incentive Plan, as amended; (ii) approve the proposal to increase by 45,000 shares the number of shares of Common Stock reserved for issuance under the Company's Directors Stock Option Plan; (iii) approve the Company's 1999 Employee Stock Purchase Plan and (iv) ratify the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Florida law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote, but are not counted as votes cast "for" or "against" any matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 2320 N.W. 66th Court, Gainesville, Florida 32653, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of March 1, 1999, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers (as defined in "Executive Compensation") and (iv) all directors and executive officers of the Company as a group:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE OF       PERCENTAGE OF OUTSTANDING
                  BENEFICIAL OWNER(1)                    BENEFICIAL OWNERSHIP(2)(3)         SHARES OWNED(2)
                  -------------------                    --------------------------    -------------------------
William Petty, M.D..................................             2,042,119(4)                     41.3%
Betty Petty.........................................             2,042,119(4)                     41.3%
Timothy J. Seese....................................               114,916(5)                      2.3%
Gary J. Miller, Ph.D................................               312,317(6)                      6.3%
Marc Olarsch........................................                21,184(7)                       *
David W. Petty......................................                18,094(8)                       *
Albert H. Burstein, Ph.D............................                11,000(9)                       *
R. Wynn Kearney, Jr., M.D...........................               222,930(10)                     4.5%
E. Ronald Pickard...................................                11,000(11)                      *
Paul Metts..........................................                 5,000(12)                      *
Petty Family Investments, Limited Partnership.......             2,004,499                        40.8%
Millerworks, Limited Partnership....................               279,697                         5.7%
All directors and executive officers as a group
   (11 persons).....................................             2,774,244(13)                    54.0%

------------
 *    Less than 1%.
(1) Unless otherwise indicated, the address of each beneficial owner is Exactech, Inc., 2320 N.W. 66th Court, Gainesville, Florida 32653.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
(3) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(4) Includes 2,004,499 shares of Common Stock held by Petty Family Investments, Limited Partnership, a Nevada limited partnership (the "Petty Partnership"). Petty Investments, Inc., a Nevada corporation wholly-owned by Dr. and Mrs. Petty, is the general partner of Petty Partnership. Dr. and Mrs. Petty along with their children hold limited partnership interests in Petty Partnership. Also includes (i) 20,000 shares of Common Stock issuable upon the exercise of options granted to William Petty and
      (ii) 17,620 shares of Common Stock issuable upon the exercise of options granted to Betty Petty which are currently exercisable.
(5) Includes 37,416 shares of Common Stock issuable upon the exercise of options granted to Mr. Seese which are currently exercisable.
(6) Includes 279,697 shares of Common Stock held by Millerworks, Limited Partnership, a Nevada limited partnership ("Miller Partnership"). Millerworks, Inc., a Nevada corporation wholly-owned by Dr. Miller, is the general partner of Miller Partnership. Dr. Miller along with is wife hold partnership interests in Miller Partnership. Also includes 32,620 shares of Common Stock issuable upon the exercise of options granted to Dr. Miller which are currently exercisable.
(7) Includes 16,644 shares of Common Stock issuable upon the exercise of options granted to Mr. Olarsch which are currently exercisable.
(8) Includes 17,620 shares of Common Stock issuable upon the exercise of options granted to Mr. Petty which are currently exercisable.
(9) Consists of 11,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Burstein which are currently exercisable.
(10) Includes (i) 9,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Kearney which are currently exercisable, (ii) 25,755 shares of Common Stock issuable upon the exercise of warrants held by Dr. Kearney and (iii) 1,262 shares of Common Stock held by Dr. Kearney's spouse. See "Certain Transactions."
(11) Consists of 11,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Pickard which are currently exercisable.
(12) Consists of 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Metts which are currently exercisable.
(13) Includes (i) 200,706 shares of Common Stock issuable upon the exercise of options which are currently exercisable and (ii) 25,755 shares of Common Stock issuable upon the exercise of outstanding warrants.

                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that the number of directors shall be seven, which number may be increased or decreased only by amendment to the Bylaws duly adopted by the Board of Directors. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2000 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of William Petty, M.D., Timothy J. Seese, Gary J. Miller, Ph.D., Albert Burstein, Ph.D., R. Wynn Kearney, Jr., M.D., E. Ronald Pickard and Paul Metts (the "Nominees") to be elected as a director at the Annual Meeting; each of whom now serves as a director of the Company. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

                      NAME                        AGE                           POSITION
                      ----                        ---                           --------
William Petty, M.D...............................  56   Chairman of the Board and Chief Executive Officer
Timothy J. Seese.................................  52   President, Chief Operating Officer and Director
Gary J. Miller, Ph.D.............................  51   Vice President, Research and Development and Director
David W. Petty...................................  32   Vice President, Marketing
Marc Olarsch.....................................  37   Vice President, Sales
Joel C. Phillips.................................  31   Chief Financial Officer
Betty Petty......................................  56   Secretary
Albert Burstein, Ph.D............................  61   Director
R. Wynn Kearney, Jr., M.D........................  55   Director
E. Ronald Pickard................................  51   Director
Paul E. Metts....................................  56   Director

         WILLIAM PETTY, M.D. was a founder and has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Dr. Petty was a Professor at the University of Florida College of Medicine from July 1975 to September 1998. Dr. Petty also served as Chairman of the Department of Orthopaedic Surgery at the University of Florida College of Medicine from July 1981 to January 1996. Dr. Petty has also served as a member of the Hospital Board of Shands Hospital, Gainesville, Florida, as an examiner for the American Board of Orthopaedic Surgery, as a member of the Orthopaedic Residency Review Committee of the American Medical Association, on the Editorial Board of the JOURNAL OF BONE AND JOINT SURGERY, and on the Executive Board of the American Academy of Orthopaedic Surgeons. He holds the Kappa Delta Award for Outstanding Research from the American Academy of Orthopaedic Surgeons. His book, TOTAL JOINT REPLACEMENT, was published in 1991. Dr. Petty received his B.S., M.S., and M.D. from the University of Arkansas. He completed his residency in Orthopaedic Surgery at the Mayo Clinic in Rochester, Minnesota. Dr. Petty continues a limited practice in the field of total joint arthroplasty.

         TIMOTHY J. SEESE has been President and Chief Operating Officer of the Company since March 1991 and a director since April 1991. From October 1987 to December 1990, Mr. Seese served as President and Chief Executive Officer of Meritech, Inc., a development stage company involved with infection control products. From December 1986 to October 1987, he served as President of the Critical Care Monitoring Division of Becton Dickinson and Company, a manufacturer and marketer of medical devices, upon the acquisition of Deseret Medical, Inc. by Becton Dickinson and Company. From January 1983 to December 1986, he served as Business Unit Director and Director, Marketing and Sales for the Critical Care Business of Deseret Medical, Inc. Division of Warner Lambert, a medical device, pharmaceutical and consumer products company. He received his B.S. in Metallurgical Engineering from the University of Cincinnati and his M.B.A. from Harvard University.

         GARY J. MILLER, PH.D. was a founder and has been the Vice President, Research and Development of the Company since October 1986 and a director since March 1989. Dr. Miller was Associate Professor of Orthopaedic Surgery and Director of Research and Biomechanics at the University of Florida College of Medicine from July 1986 until August 1996. Dr. Miller received his B.S. from the University of Florida, his M.S. (Biomechanics) from Massachusetts Institute of Technology, and his Ph.D. in Mechanical Engineering (Biomechanics) from the University of Florida. He has held an Adjunct Associate Professorship in the College of Veterinary Medicine's Small Animal Surgical Sciences Division since 1982 and was appointed as an Adjunct Associate Professor in the Department of Aerospace, Mechanics and Engineering Sciences in 1995. He was a consultant to the United States Food and Drug Administration ("FDA") from 1989 to 1992 and has served as a consultant to such companies as Johnson & Johnson Orthopaedics, Dow-Corning Wright and Orthogenesis.

         DAVID W. PETTY has been Vice President, Marketing of the Company since April 1993. He has been employed by the Company in successive capacities in the area of Operations and Sales and Marketing for the past approximately ten years, including as Vice President, Operations from April 1991 until April 1993. Mr. Petty received his B.A. from the University of Virginia in 1988.
Mr. Petty is the son of Dr. and Ms. Petty.

         MARC OLARSCH has been Vice President, Sales since July 1993. From 1984 to July 1993, he was employed by Carapace, the United States subsidiary of Lohmann GmbH & Co., KB, Neuwied, Germany, a manufacturer of orthopaedic casting material, surgical wound dressings and bandages. During his tenure with Carapace, he held the positions of Regional Sales Manager and National Sales Manager. He has extensive experience with group purchasing organizations, independent manufacturers' representatives, as well as company-employed territory managers and sales representatives.

         JOEL C. PHILLIPS, CPA has been Chief Financial Officer of the Company since July 1998 and Treasurer since March 1996. Mr. Phillips was Manager, Accounting and Management Information Systems from April 1993 to June 1998. From January 1991 to April 1993, Mr. Phillips was employed by Arthur Andersen. Mr. Phillips received a B.S. and a Masters in Accounting from the University of Florida and is a certified public accountant.

         BETTY PETTY has been Secretary of the Company since its inception and served as Treasurer and a director from its inception until March 1996. Ms. Petty is responsible for the development of all of the Company's literature, advertising and corporate events and also serves as Human Resources Coordinator for the Company. Ms. Petty received her B.A. from the University of Arkansas at Little Rock and her M.A. in English from Vanderbilt University. Ms. Petty is the wife of Dr. Petty.

         ALBERT BURSTEIN, PH.D. has been a director of the Company since March 1996. From 1976 to 1996, Dr. Burstein was Senior Scientist, Department of Research and Associate Attending Orthopaedic Surgeon (Biomechanical Engineering) at the Hospital for Special Surgery, New York, New York and Adjunct Associate Professor of Mechanical Engineering at the Sibley School of Mechanical and Aerospace Engineering, Cornell University, Ithaca, New York. In addition, he was Professor of Applied Biomechanics (in surgery) at Cornell University Medical College, New York, New York from 1978 through 1996. From 1976 until 1992, he served as Director, Department of Biomechanics, Research Division, at the Hospital for Special Surgery. Since 1980, he has served as Deputy Editor for Research, THE JOURNAL OF BONE AND JOINT SURGERY. Dr. Burstein is an author of six textbooks on Orthopaedic Biomechanics. He holds the Shands Award of the Orthopaedic Research Society for outstanding career contributions to orthopaedic research and is a Past President of the American Society of Biomechanics. Dr. Burstein holds thirteen patents for orthopaedic devices.

         R. WYNN KEARNEY, JR., M.D. has been a director of the Company since September 1989. He is the senior partner of the Orthopaedic and Fracture Clinic, P.A. a medical group with locations in southern Minnesota. He has been a member of the group since 1972 and a partner of the group since 1976. He received his B.S. degree from Northwestern University and M.D. degree through the Honors Program of Northwestern Medical School in Chicago. He completed an orthopaedic surgery post-graduate residency at the Mayo Clinic in Rochester, Minnesota and was a member of the team that implanted the first total knee replacement in the United Stated in 1970. He is also an Assistant Clinical Professor of the University of Minnesota Medical School. Dr. Kearney has served as President of the Minnesota Orthopaedic Society, the Southern Minnesota Medical Association and the Orthopaedic Practice Society. He recently completed a term as President of the Foundation Board of Minnesota State University, Mankato. Dr. Kearney is a member of the board of directors of Hickory Tech Corporation and is a minority owner of the Minnesota Timberwolves NBA basketball team.

         E. RONALD PICKARD has been a director of the Company since March 1996. He has served as Chairman of the Board and Chief Executive Officer of Sofamor Danek Group, Inc. since May 1994. He was President and Chief Operating Officer of that company from August 1991 until April 1994 when he became President and Chief Executive Officer and a director. From 1986 until joining Sofamor Danek, he was employed by Richards Medical Company in various capacities including Director of Manufacturing (1975-78), Group Director of Manufacturing (1979-81), Vice President, Manufacturing (1982-85), and President, Orthopedics Division (1986-90).

         PAUL METTS, CPA has been a director of the Company since April 1998. Mr. Metts was the Chief Executive Officer of Shands Hospital at the University of Florida from 1987 to 1997. Shands Hospital is a 1300-bed, seven-hospital system with approximately 10,000 employees, and a statewide homecare network. Mr. Metts has served as a board member of many local civic and business organizations including Barnett Bank, the University of Florida Foundation and University Medical Center in Jacksonville. Mr. Metts has also chaired or served as a member on state and national industry organizations such as the Florida Institute of CPAs Healthcare Industry Committee, the Florida Hospital Association Board, the Association of Voluntary Hospitals of Florida Board, the University HealthSystem Consortium Board, and several committees for the Association of American Medical Colleges. Mr. Metts, a Certified Public Accountant, received his undergraduate degree in Accounting from the University of South Florida and his Masters Degree in Health Care Administration from the University of Minnesota.

ELECTION OF EXECUTIVE OFFICERS AND DIRECTORS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         In connection with the Company's initial public offering (the "IPO"), the Company agreed with First Equity Corporation, who acted as the representative of the underwriters (the "Representative"), for a period of three years, to nominate and use its best efforts to elect a designee of the Representative as a director of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1998, the Company's Board of Directors held two meetings, and took action one additional time by unanimous written consent. Each director of the Company attended at least 75% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee, other than E. Ronald Pickard.

         The Company has two committees: the Audit Committee and the Compensation and Stock Option and Incentive Plan Committee (the "Compensation Committee"). The Company does not have a nominating committee.

         The Audit Committee is currently composed of William Petty, Albert Burstein and Paul Metts. The Audit Committee's functions include reviewing with the Company's independent public accountants their reports and audits, and reporting their findings to the full Board. The Audit Committee met one time during the year ended December 31, 1998.

         The Compensation Committee is currently comprised of Timothy J. Seese,
R. Wynn Kearney, Jr. and E. Ronald Pickard. The Compensation Committee's functions consist of administering the Company's Employee Stock Option and Incentive Plan (the "Stock Option Plan"), recommending and approving grants of stock options under the Stock Option Plan, and recommending, reviewing and approving the salary and fringe benefits policies of the Company, including compensation of executive officers of the Company. The Compensation Committee met two times during the year ended December 31, 1998.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         The Company reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company do not receive additional compensation for their services as directors.

         Non-employee directors are eligible to receive options under the Company's Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for an automatic grant of an option to purchase 5,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of an option to purchase 3,000 shares of Common Stock upon such persons re-election as a director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports are required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been timely filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the fiscal years ended December 31, 1996, 1997 and 1998, the cash and certain other compensation paid or accrued by the Company to the Company's Chief Executive Officer, and each of the Company's other four most highly compensated executive officers whose total 1998 salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"). One other executive officer had an annual salary and bonus in excess of $100,000 during 1998.

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                      ANNUAL COMPENSATION                  AWARDS
                                           ------------------------------------------   -------------
                                                                         OTHER ANNUAL                    ALL OTHER
           NAME AND                                                      COMPENSATION   OPTIONS/SARS   COMPENSATION
      PRINCIPAL POSITION          YEAR     SALARY ($)        BONUS            ($)            (#)            ($)
      ------------------          ----     ----------        -----       ------------   ------------   ------------
William Petty                     1998       $143,538        $17,283        $71,410(1)          --        $1,029(5)
  Chairman of the Board and       1997       $ 44,417        $ 3,750        $48,657(1)          --        $  281(5)
  Chief Executive Officer         1996       $ 28,500        $    --        $28,796(1)      50,000(2)         --

Timothy J. Seese                  1998       $152,155        $17,283        $    --(4)          --        $1,093(5)
  President and Chief             1997       $147,492        $12,367        $    --(4)          --        $1,199(5)
  Operating Officer               1996       $141,868        $11,451        $    --(4)      62,500(3)     $  859(5)

Gary J. Miller                    1998       $107,097        $12,308        $73,102(1)          --        $  718(5)
  Vice President Research         1997       $ 82,962        $ 7,542        $58,134(1)          --            --
  and Development                 1996       $ 69,170        $    --        $31,909(1)      50,000(3)         --

Marc Olarsch                      1998       $108,726        $14,744        $    --(4)          --        $  778(5)
  Vice President, Sales           1997       $106,052        $ 8,838        $    --(4)          --        $  754(5)
                                  1996       $ 95,298        $17,680        $    --(4)      15,000(3)     $  821(5)

David W. Petty                    1998       $106,725        $12,123        $    --(4)          --        $  767(5)
  Vice President, Marketing       1997       $103,458        $ 8,675        $    --(4)          --        $  841(5)
                                  1996       $ 94,783        $ 8,088        $    --(4)      20,000(3)     $  602(5)

------------

(1) Consists of royalties paid pursuant to consulting agreements between the Company and Drs. Petty and Miller which were superseded by their employment agreements which provide for the continuation of such royalties. See "Certain Transactions."

(2) Represents options granted under the Company's Employee Stock Option and Incentive Plan at an exercise price of $8.80 per share, 110% of the initial public offering price of the Common Stock.

(3) Represents options granted under the Company's Employee Stock Option and Incentive Plan at an exercise price of $8.00 per share, the initial public offering price of the Common Stock.

(4) The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.

(5) Represents matching contributions made by the Company under its 401(k) plan.

OPTIONS/SAR GRANTS TABLE

         There were no options granted to the Named Executive Officers during the fiscal year ended December 31, 1998.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning (i) the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1998 and (ii) unexercised stock options held by the Named Executive Officers as of December 31, 1998. No stock appreciation rights were granted or are outstanding.

                                                               NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT          IN-THE-MONEY OPTIONS AT
                                   SHARES                        DECEMBER 31, 1998          DECEMBER 31, 1998(1)
                                ACQUIRED ON       VALUE      --------------------------- ---------------------------
             NAME                 EXERCISE     REALIZED(2)   EXERCISABLE   UNEXERCISABLE EXERCISABLE   UNEXERCISABLE
             ----               -----------    -----------   -----------   ------------- -----------   -------------
William Petty..............            --             --        20,000         30,000     $  84,000       $126,000
Timothy J. Seese...........         2,500       $ 12,688        37,416         37,500       250,383        187,500
Marc Olarsch...............            --             --        16,644          7,500        95,382         37,500
David W. Petty.............            --             --        17,620         10,000       124,066         50,000
Gary J. Miller.............            --             --        32,620         25,000       199,066        125,000

------------
(1) The closing sale price of the Common Stock on December 31, 1998 as reported by Nasdaq was $13.00 per share. Value is calculated by multiplying (a) the difference between $13.00 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) Value is calculated by multiplying the difference between the market price and exercise price on the date of the exercise of the option and the number of shares of Common Stock acquired upon exercise of the option.

EMPLOYMENT AGREEMENTS

         In May 1996, the Company entered into five-year employment agreements with each of William Petty, Timothy J. Seese and Gary J. Miller, which provide for initial annual base salaries of $38,000, $137,415 and $66,000, respectively, and, in the case of Timothy J. Seese, an annual bonus of $11,451. The employment agreements with Dr. Petty and Dr. Miller provide for the termination of their consulting agreements with the Company and the continuation by the Company of the royalty payments required under such consulting agreements. Pursuant to the terms of their employment agreements, Dr. Petty and Dr. Miller are not required to devote their full business time to the affairs of the Company. If any of these executives is terminated for cause, as defined in his employment agreement, the executive is not entitled to receive severance pay. If the executive is terminated without cause, he is entitled to receive his then current salary for the remaining term of the employment agreement. The employment agreements contain a provision that the executive will not compete or engage in a business competitive with the current or anticipated business of the Company for the term of the agreement and for one year thereafter if the executive is terminated for cause or the executive terminates his employment. In addition, pursuant to the employment agreements, each executive agreed not to disclose confidential information of the Company during the term of his employment or thereafter and agreed that all work, research and results thereof, including inventions, processes or formulas conceived or developed by the executive during the term of employment which are related to the business, research and development work, or field of operation of the Company is the property of the Company, other than in the case of Drs. Petty and Miller to the extent that such rights belong to the University of Florida by virtue of their relationship with such University.

401(K) PLAN

         Effective January 1, 1996, the Company implemented a 401(k) pension plan. The Company currently intends to match employee contributions at the rate of $.25 for each dollar of employee contributions up to 3% of the employee's salary subject to the availability of funds. The Company is not required to match employee contributions in the future. The plan is administered by and offers the funds of a national mutual fund company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers of the Company. Timothy
J. Seese, President of the Company, is a member of such committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is generally responsible for determining the compensation of the Company's executive officers. The Compensation Committee is comprised of the Company's President and Chief Operating Officer, Timothy J. Seese, and two outside directors, R. Wynn Kearney, Jr. and E. Ronald Pickard.

         The Compensation Committee's general philosophy with respect to the compensation of the Company's executive officers is to offer competitive compensation programs designed to (i) attract and retain key executives critical to the Company's long-term success, (ii) reward an individual's contribution and personal performance and (iii) align the interests of the Company's executives with the Company's shareholders. The three components of the Company's executive compensation program are base salary, bonus and stock options.

         William Petty, the Company's Chairman of the Board and Chief Executive Officer, Timothy J. Seese and Gary J. Miller, the Company's Vice President of Research and Development, receive compensation pursuant to employment agreements which have been approved by the Company's Board of Directors. See "Employment Agreements." The Compensation Committee may also grant discretionary salary increases and bonuses to Dr. Petty, Mr. Seese and Dr. Miller.

         In determining the 1998 base salary of the Company's executive officers, the Compensation Committee took into account a number of factors, including the executive's position and responsibilities, compensation levels at other companies generally and the Company's performance. Increases in base salary are based primarily on individual performances as well as competitive conditions and Company performance.

         The Company has a bonus program pursuant to which it pays its executive officers and employees a semi-annual bonus equal to one-half of such officer's or employee's monthly base salary. During 1998, the Company implemented a profit sharing plan for all employees under which it distributes a portion of earnings after the Company's financial targets are achieved.

         The Company believes that stock options are an important long-term incentive to its executive officers to remain with the Company and to improve performance. The Company maintains the Employee Stock Option and Incentive Plan which is designed to attract and retain executive officers and other employees of the Company and to reward them for delivering long-term value to the Company. Stock options permit executive officers to share, to a certain extent, in the shareholders' return on equity.

         The Company's Employee Stock Option and Incentive Plan provides for the granting of both "incentive stock options" (as defined in Section 422A of the Internal Revenue Code) and non-statutory stock options. Options may be granted under the Employee Stock Option and Incentive Plan at such prices as the Committee may determine, provided that the per share exercise price of incentive stock options may not be less than the fair market value of the Common Stock on the date of the grant. Options typically vest in staggered amounts over a period of five years. In determining grants of stock options, the Compensation Committee considers a number of factors, including the employee's position, responsibilities and performance, the number of outstanding options held by the employee and competitive practices of other companies generally.

                                Timothy J. Seese

                              R. Wynn Kearney, Jr.

                                E. Ronald Pickard

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock since May 30, 1996, the date the Common Stock began trading on the Nasdaq National Market, with (i) the Nasdaq Stock Market index prepared by the Center for Research in Security Prices ("CRSP"), and (ii) CRSP's index for companies with similar Standard Industry Codes ("SIC") as the Company.

                                [GRAPH OMITTED]

--------------------------------------------------------------------------
                                                 5/30/96          12/31/98
--------------------------------------------------------------------------
Exactech, Inc.                                     100.0           136.84
--------------------------------------------------------------------------
Nasdaq Stock Index                                 100.0           151.25
--------------------------------------------------------------------------
Nasdaq Stock SIC Index                             100.0           177.52
--------------------------------------------------------------------------

NOTES:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous tracking day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.0 on 5/30/96.

                              CERTAIN TRANSACTIONS

CONSULTING AGREEMENTS WITH PRINCIPALS OF THE COMPANY

         The Company had entered into seven-year consulting agreements with each of William Petty, M.D., the Chairman of the Board, Chief Executive Officer and a principal shareholder of the Company, and Gary J. Miller, Ph.D., a Vice President, director and principal shareholder of the Company, pursuant to which Drs. Petty and Miller agreed to provide consulting services to the Company in connection with the design of knee implantation systems and associated instrumentation to be utilized by the Company. The consulting agreements were terminated pursuant to the employment agreements entered into in May 1996 by the Company and each of Drs. Petty and Miller. The employment agreements provide for the continuation by the Company of the royalty payments required under such consulting agreements. As compensation for the consulting services provided to the Company by Drs. Petty and Miller, during the term of the agreements, Drs. Petty and Miller were each entitled to receive royalties equal to one-half of one percent of the Company's net sales of implanted knee prostheses in the United States and one-quarter of one percent of the Company's sales of such products outside of the United States. For the year ended December 31, 1998, the Company paid Drs. Petty and Miller royalties of $71,410 and $73,102, respectively. The Company believes that the terms of the consulting agreements were no less favorable to the Company than those available from unaffiliated third parties.

PURCHASE ARRANGEMENT WITH BRIGHTON PARTNERS

         The Company has entered into a purchase agreement with Brighton Partners, Inc. ("Brighton Partners"), to purchase raw materials used in the ongoing production of its products. The agreement requires the purchase of tooling dies in the amount of $159,000 and provides for special purchasing terms for the Company. Brighton Partners is deemed to be 30% beneficially owned by Albert H. Burstein, Ph.D., a director of the Company. Additionally, Timothy J. Seese, the President, Chief Operating Officer and a director of the Company, beneficially owns 10% of Brighton Partners. William Petty, Chairman of the Board and Chief Executive Officer of the Company, and Betty B. Petty, Secretary of the Company, jointly own 8 1/3% of Brighton Partners. Gary J. Miller, Vice President and a director of the Company, beneficially owns 5% of Brighton Partners. Other directors and executive officers of the Company own less than 5% of Brighton Partners, Inc.

CONSULTING AGREEMENT WITH ALBERT BURSTEIN, PH.D.

         The Company has also entered into a consulting agreement with director Albert Burstein, Ph.D, a director of the Company. The agreement provides for the rendering of Dr. Burstein's services with respect to many facets of the orthopaedic industry, including product design rationale, manufacturing and development techniques and product sales and marketing. During the year ended December 31, 1998, the Company paid Dr. Burstein $135,000 as compensation under the consulting agreement.


                PROPOSAL TO INCREASE BY 185,000 SHARES THE NUMBER
              OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER
             THE COMPANY'S EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

         BACKGROUND AND PURPOSE. The terms of the Company's Employee Stock Option and Incentive Plan (the "Incentive Plan") provide for grants of incentive stock options ("ISOs") and nonqualified stock options (collectively, with the ISOs, the "Options") and restricted stock awards (the "Stock Awards") (Stock Awards, collectively, with Options, the "Awards"). The purpose of the Incentive Plan is to provide an incentive to key employees of the Company or its subsidiary corporations, which employees are in a position to contribute materially to the long-term success of the Company and to aid in attracting and retaining employees of outstanding ability.

         The following is a summary of certain principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the actual text of the Incentive Plan in its entirety.

         ADMINISTRATION. The Incentive Plan is to be administered by the Compensation Committee of the Board of Directors or such other committee as may be designated by the Board of Directors consisting of at least two directors (the "Committee"), each of whom shall be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee of the Board of Directors has been appointed as the Committee for the Incentive Plan. Subject to the terms of the Incentive Plan, the Committee is authorized to determine the employees of the Company and its subsidiaries (from the class of employees eligible under the Incentive Plan to receive Options and Stock Awards under the Incentive Plan) to whom the Options and Stock Awards shall be granted, the time or times at which Options or Stock Awards shall be granted, the number of shares subject to each Option or Stock Award, the Option price of the shares subject to each Option in accordance with the terms of the Incentive Plan, the time or times when each Option shall become exercisable and the duration of the exercise period, and the applicable terms and conditions of each Option or Stock Award.

         SHARES AVAILABLE FOR AWARDS. Assuming approval of the proposed amendment, 750,000 shares of Common Stock will be reserved for the grant of Awards under the Incentive Plan. As of March 1, 1999, Options to purchase 356,814 shares of Common Stock have been issued and are outstanding under the Incentive Plan and no Stock Awards are outstanding. Shares of Common Stock acquired upon the exercise of Awards granted under the Incentive Plan will be authorized and unissued shares of Common Stock. The Company's shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Incentive Plan. If any Award granted under the Incentive Plan should be surrendered, terminate, expire or be forfeited, the shares of Common Stock subject thereto shall be released and shall again be available for the grant of new Awards under the Incentive Plan.

         The Committee is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the participants in the Incentive Plan (the "Participants"). The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the Incentive Plan are the key employees of the Company or any subsidiary as the Committee shall select from time to time; provided, however, that no ISO may be granted under the Incentive Plan to any person who owns, at the time an Option is granted, more than 10% of the total combined voting power of all classes of stock the Company or any of its subsidiaries unless the exercise price of the ISO is at least 110% of the fair market value (as defined below) of the stock subject to the ISO and such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted. As of March 1, 1999, approximately 61 persons were eligible to participate in the Incentive Plan.

         STOCK OPTIONS. The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant in the case of ISOs or less than the par value per share of Common Stock in the case of non-qualified stock options. For purposes of the Incentive Plan, the term "fair market value" shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform matter. For the purposes of determining fair market value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of

Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, by check or, at the sole discretion of the Committee, by a promissory note.

         RESTRICTED STOCK. The Committee is authorized to grant Awards of restricted stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. Participants granted Awards of restricted stock are entitled to dividends payable on Common Stock, even during the restricted period, although the Company may withhold payment of the dividends until the expiration of the restricted period.

         AMENDMENT AND TERMINATION. The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options or Stock Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the shareholders, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options or Stock Awards. No Option or Stock Award may be granted after April 26, 2001.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the Incentive Plan.

         The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Common Stock acquired on exercise of the option and the exercise price. If, however, the Participant is an officer or director of the Company or any other person to whom the short-swing profit recovery provisions of Section 16(b) of the Exchange Act applies, the Participant generally will not recognize ordinary income, and the amount of ordinary income will not be determined until the earlier of the expiration of the six month period after exercise of the option and the first day on which a sale at a profit of the shares of Common Stock acquired on exercise of the option would not subject the Participant to suit under those provisions. Such a Participant, however, may elect to recognize ordinary income on the date of exercise of the option.

         The disposition of shares of Common Stock acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option. On a disposition of shares of Common Stock acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "ISO holding periods"), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares of Common Stock acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the shares of Common Stock. That gain or loss will be long-term if the shares of Common Stock have been held for more than one year as of the date of disposition. The Participant's tax basis in the shares of Common Stock generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

         The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposing of the shares.

         Section 162(m) to the Code generally disallows a public company's tax deduction for compensation in excess of $1 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a "covered employee"). Compensation that qualifies as "performance-based compensation", however, is excluded from the $1.0 million deductibility cap and therefore remains fully deductible by the Company. The Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to options and such other Awards will not be subject to the $1.0 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the Incentive Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m) of the Code.

         Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant that is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company or a substantial portion of the Company's assets and have a present value of at least three times the Participant's average annual compensation from the Company over the prior five years (the "average compensation"). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Company and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the Incentive Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Incentive Plan should consult a tax adviser as to the tax consequences of participation.

PRIOR GRANTS OF OPTIONS

         As of March 1, 1999, Options to purchase an aggregate of 356,814 shares of Common Stock were outstanding under the Incentive Plan to 44 employees of the Company. The Options granted under the Incentive Plan have exercise prices ranging from $3.28 to $8.80 and have terms of 10 years.

         The following table indicates, as of March 1, 1999, certain information regarding Options which have been granted under the Incentive Plan to the persons and groups indicated:

                                             NUMBER OF SHARES           EXERCISE PRICE         VALUE OF OPTIONS AT
            NAME AND POSITION               SUBJECT TO OPTIONS            PER SHARE              MARCH 1, 1999(1)
            -----------------               ------------------          ---------------        --------------------
William Petty                                     50,000                    $ 8.80                  $  69,375
  Chairman of the Board and Chief
  Executive Officer

Timothy J. Seese                                  70,120               $ 3.28 - $ 8.00              $ 189,348
  President and Chief Operating Officer

Gary J. Miller                                    57,620               $ 3.28 - $ 8.00              $ 162,004
  Vice President Research
  and Development

Marc Olarsch                                      24,144               $ 6.67 - $ 8.00              $  65,008
  Vice President, Sales

David W. Petty                                    27,620               $ 3.28 - $ 8.00              $  96,379
  Vice President, Marketing

All current executive officers as a group        283,910               $ 3.28 - $ 8.80              $ 739,123
  (7 persons)

All current directors who are not                     --                      --                           --
  executive officers as a group

All employees as a group, other than              72,904               $ 3.28 - $ 8.00              $ 240,214
  executive officers (37 persons)

------------
(1) The closing sale price of the Common Stock on March 1, 1999 was $10.19 per share. Value is calculated by multiplying (i) the difference between $10.19 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.

The Company believes that Awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE BY 185,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S EMPLOYEE STOCK OPTION AND INCENTIVE PLAN.

                PROPOSAL TO INCREASE BY 45,000 SHARES THE NUMBER
                 OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
                UNDER THE COMPANY'S DIRECTORS STOCK OPTION PLAN

         BACKGROUND AND PURPOSE. The terms of the Company's Directors Stock Option Plan (the "Directors Plan") provide for each non-employee director to receive an initial grant of an option to purchase 5,000 shares of Common Stock upon his or her election to the Board of Directors, and an Option to purchase 3,000 shares on each annual meeting date subsequent to his or her election as a director of the Company or commencement of the Directors Plan. The purpose of the Directors Plan is to advance the interests of the Company by providing an additional incentive to attract and retain non-employee directors through the encouragement of stock ownership in the Company by such persons.

         The following is a summary of certain principal features of the Directors Plan. This summary is qualified in its entirety by reference to the complete text of the Directors Plan, which is attached to this Proxy Statement as Appendix B. Shareholders are urged to read the actual text of the Directors Plan in its entirety.

         ADMINISTRATION. The Directors Plan shall be administered by the Board of Directors, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Directors Plan.

         SHARES AVAILABLE FOR AWARDS. Assuming approval of the proposed amendment, 80,000 shares of Common Stock will be reserved for the grant of options under the Directors Plan. As of March 1, 1999, options to purchase 36,000 shares of Common Stock have been issued by the Company's shareholders and are outstanding under the Directors Plan. The Company's shareholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Directors Plan. If any options granted under the Directors Plan should be surrendered, terminate, expire or be forfeited, the shares of Common stock subject thereto shall be released and shall again be available for the grant of new options under the Directors Plan.

         If there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then the Committee is authorized to adjust the maximum number of shares available for grant under the Directors Plan.

         ELIGIBILITY. The persons eligible to receive options under the Directors Plan are persons who are members of the Board, and not employees, full or part-time, of the Company. A director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

         AMENDMENT AND TERMINATION. The Board, without further approval of the Company's shareholders, may at any time terminate or suspend the Directors Plan; provided, however, that any such termination or suspension of the Directors Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Directors Plan had not been terminated or suspended. The Board may from time to time amend the Directors Plan or any Option granted thereunder; provided, however, that, without the approval of the shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Directors Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under applicable law.

         FEDERAL TAX ASPECTS. The following discussion is for general information only and does not purport to be a complete description of federal tax aspects of the Directors Plan.

         The grant of a non-qualified stock option under the Directors Plan will not result in the recognition of taxable income to the director or in a deduction to the Company. Upon exercise, a director will recognize income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option over the exercise price of the option. The Company is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

         If a director exercises an option by surrendering previously acquired stock, no gain or loss is recognized on the exchange for an equivalent number of new shares. The director will realize ordinary income, and the Company will be entitled to a corresponding deduction equal to the fair market value of any new shares received in excess of the number of previously acquired shares surrendered in the exchange, less any cash paid.

PRIOR GRANTS OF OPTIONS

         As of March 1, 1999, options to purchase an aggregate of 36,000 shares of Common Stock had been granted under the Directors Plan, including options to purchase 1,000 shares granted subject to approval of an increase in the number of shares reserved for issuance under the Directors Plan.. The options granted under the Directors Plan have exercise prices ranging from $7.13 to $8.00 and have terms of 5 years.

         The following table indicates, as of the Record Date, certain information regarding options which have been granted under the Directors Plan to the persons and groups indicated:

                                             NUMBER OF SHARES           EXERCISE PRICE         VALUE OF OPTIONS AT
            NAME AND POSITION               SUBJECT TO OPTIONS            PER SHARE              MARCH 1, 1999(1)
            -----------------               ------------------          --------------         -------------------
R. Wynn Kearney                                    9,000                $7.13 - $8.00                $ 23,814
Albert Burstein                                   11,000                $7.13 - $8.00                $ 28,189
E. Ronald Pickard                                 11,000                $7.13 - $8.00                $ 28,189
Paul Metts                                         5,000                $7.13 - $8.00                $ 15,313

------------
(1) The closing sale price of the Common Stock on March 1, 1999 was $10.19 per share. Value is calculated by multiplying (i) the difference between $10.19 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE BY 45,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S DIRECTORS STOCK OPTION PLAN.

                        PROPOSAL TO APPROVE THE COMPANY'S
                        1999 EMPLOYEE STOCK PURCHASE PLAN

         The Company's Board of Directors has adopted and is submitting to the shareholders for approval, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The proposed effective date of the Purchase Plan is July 1, 1999 and is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has reserved 125,000 shares of the Company's Common Stock for issuance over the term of the Purchase Plan, subject to periodic adjustment for changes in the outstanding Common Stock occasioned by stock splits, stock dividends, recapitalizations or other similar changes. The material features of the Purchase Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Purchase Plan, which is attached hereto as Exhibit C.

         The purpose of the Purchase Plan is to encourage stock ownership in the Company by employees of the Company and those subsidiaries of the Company designated by the Company's Board of Directors as eligible to participate, thereby enhancing employee interest in the continued success and progress of the Company.

GENERAL TERMS AND CONDITIONS

         The Purchase Plan is currently administered by the Board of Directors; however, under the Purchase Plan's terms, the Board may appoint a Committee to administer the Purchase Plan. The Purchase Plan gives broad powers to the Board or the Committee to administer and interpret the Purchase Plan.

         The Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the participants. All employees of the Company or of those subsidiaries designated by the Board who are regularly scheduled to work at least 20 hours per week and more than five months per year are eligible to participate in any of the purchase periods of the Purchase Plan after completing 90 days of continuous employment. However, any participant who would own (as determined under the Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company will not be granted an option under the Purchase Plan. As of the March 1, 1999, the Company had approximately 57 eligible participants.

         Under the Purchase Plan, eligible employees may elect to participate in the Purchase Plan on January 1, April 1, July 1 or October 1 of each year. On the date he becomes a participant, subject to certain limitations determined in accordance with calculations set forth in the Purchase Plan, an eligible employee is granted a right to purchase shares of Common Stock (up to a maximum of 750 shares) on the last business day on or before each quarterly exercise date during which he is a participant. Upon enrollment in the Purchase Plan, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 25% of the participant's compensation on each payroll date. Unless the participant withdraws from the Purchase Plan, the participant's option for the purchase of shares will be exercised automatically on each exercise date, and the maximum number of full shares subject to such option shall be purchased for the participant at the applicable exercise price with the accumulated Purchase Plan contributions then credited to the participant's account under the Purchase Plan. The option exercise price per share may not be less than 85% of the lower of the market price on the first day of the offering period or the market price on the exercise date, unless the participant's entry date is not the first day of the offering period, in which case the exercise price may not be lower than 85% of the market price of the Common Stock on the entry date.

         As required by tax law, no participant may receive an option under the Purchase Plan for shares which have a fair market value in excess of $25,000 for any calendar year, determined at the time such option is granted. Any funds not used to purchase shares will remain credited to the participant's bookkeeping account and applied to the purchase of shares of Common Stock in the next succeeding purchase period. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

         No plan contributions or options granted under the Purchase Plan are assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the Purchase Plan. During the lifetime of a participant, an option is exercisable only by such participant. The expiration date of the Purchase Plan will be determined by the Board and may be made any time following the close of any six-month exercise period, but may not be longer than ten years from the date of the grant. Under circumstances of dissolution or liquidation, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of merger or a sale of all or substantially all of the Company's assets, each option under the Purchase Plan shall be assumed or an equivalent option substituted by the successor corporation, unless the Board, in its sole discretion, accelerates the date on which the options may be exercised. No option may be granted under the Purchase Plan after June 30, 2009. The unexercised portion of any portion granted to an employee under the Purchase Plan shall be automatically terminated immediately upon the termination of the employee's employment for any reason, including retirement or death.

         The Purchase Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

         The Board or the Committee may amend, suspend or terminate the Purchase Plan at any time, provided that such amendment may not change any option which adversely affects the rights of the holder of the option and the Purchase Plan may not be amended if such amendment would in any way cause rights issued under the Purchase Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code, or would cause the Purchase Plan to fail to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         As of March 1, there have been no shares of Common Stock purchased under the Purchase Plan. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Purchase Plan. If any option granted under the Purchase Plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Purchase Plan.

FEDERAL INCOME TAX EFFECTS

         Options granted under the Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. A capital gain or capital loss on Common Stock purchased under the Purchase Plan would not be realized until the participant would sell the shares of Common Stock. If a participant disposes of shares two years or more after the date of the beginning of the purchase period when the shares were acquired, and more than one year after the shares are purchased, the participant would recognize as ordinary income the lesser of: (i) the excess of the fair market value of the shares on the date of sale over the price paid or (ii) the discount (currently 15%) of the fair market value of the shares at the beginning of the purchase period(s). Additionally, the participant would recognize a long-term capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus any amount taxed as ordinary compensation income). If a participant disposes of shares within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date(s) over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss (within the meaning of the Code) equal to the difference between the amount realized from the sale of the shares and the basis (the basis would be the purchase price plus the amount taxed as ordinary compensation income). If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss. The Company would not receive an income tax deduction upon either the grant or exercise of the option by the participant, but generally would receive a deduction equal to the ordinary compensation income required to be recognized by the participant as a result of the disposition of the shares if the shares are disposed of by the participant within two years of the date of the beginning of the purchase period when the shares were acquired, or within one year after the shares are purchased.

         As of the Record Date, there have been no shares purchased under the Purchase Plan by any eligible employees.

         The Committee believes that shares granted under the Purchase Plan have been and will be awarded to all employees presently meeting the existing eligibility requirements, except no one plan participant may be granted an aggregate number of shares with a fair market value exceeding $25,000 in any calendar year as determined at the beginning of each purchase period as defined under the Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO RATIFY THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has recommended the firm of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year. Although the appointment of Deloitte & Touche LLP as the independent auditor of the Company does not require ratification by the Company's shareholders, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of the Company's shareholders on this matter is advisory in nature and has no effect upon the Board of Directors' appointment of an independent auditor, and the Board of Directors may change the Company's auditor at any time without the approval or consent of the shareholders. The Board proposes and unanimously recommends that the shareholders ratify the selection of Deloitte & Touche LLP.

         If the shareholders do not ratify the selection of Deloitte & Touche LLP by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, the selection of another independent auditor will be considered by the Board of Directors.

         Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by November 18, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Any Shareholder proposal submitted other than for inclusion in the Company's proxy materials for that meeting must be delivered to the Company no later than February 5, 2000, or such proposal will be considered untimely. If a shareholder proposal is received after February 5, 2000, the Company may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2000 Annual Meeting of Shareholders.


                                       By Order Of The Board of Directors


                                       BETTY PETTY
                                       SECRETARY

Gainesville, Florida
March 22, 1999

                                                                      APPENDIX A

                                 EXACTECH, INC.

                    EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

1.       PURPOSE.

         The purpose of the Exactech, Inc. Employee Stock Option and Incentive Plan (the "Plan") is to provide an incentive to key employees of Exactech, Inc., a Florida corporation (the "Corporation"), or its subsidiary corporations (the "Subsidiary" or "Subsidiaries"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), who are in a position to contribute materially to the long-term success of the Corporation, to increase their proprietary interest in the success of the Corporation and to aid in attracting and retaining employees of outstanding ability. The above aims will be effectuated through the granting of (a) options to purchase common stock, par value $.01 per share (the "Common Stock") of the Company, intended to qualify as incentive stock options under Section 422A of the Code (the "Incentive Stock Option"); (b) nonqualified stock options (the "nonqualified option" which, collectively with the Incentive Stock Option shall be referred to herein as the "Options"); and (c) restricted stock awards (the "Stock Awards").

2.       ADMINISTRATION.

         2.1 The Plan shall be administered by a committee, to be known as the Stock Option and Incentive Plan Committee (the "Committee"), appointed by the Board of Directors of the Corporation (the "Board"). The Committee shall consist of not less than three (3) members of the Corporation's Board of Directors who are not employees of the Corporation. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The action of a majority of the Committee at a meeting, at which a quorum is present, or acts reduced to or so approved in writing by all of the members of the Committee, shall be the valid acts of the Committee.

         2.2 The Committee shall from time to time in its sole and absolute discretion determine:

             (a) the employees of the Company and its subsidiaries (from the class of employees eligible under Section 3 to receive Options and Stock Awards under the Plan) to whom Options and Stock Awards shall be granted;

             (b) the time or times at which Options or Stock Awards shall be granted;

             (c) the number of shares subject to each Option or Stock Award;

             (d) the Option price of the shares subject to each option which shall be in accordance with the terms of Section 6.1(b) herein;

             (e) the time or times when each Option shall become exercisable and the duration of the exercise period; and

             (f) the applicable terms and conditions of each Option or Stock Award.

         2.3 The Committee shall have the discretion to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Stock Award granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Stock Award granted under it.

3.       ELIGIBILITY.

         3.1 The persons who shall be eligible to receive Options (an "Optionee") or Stock Awards (a "Recipient") shall be such key employees of the Corporation or its Subsidiaries as the Committee shall select from time to time; provided, however, that except as set forth in Plan Section 3.3, no Incentive Stock Option may be granted under the Plan to any person who owns, at the time an Option is granted, more than 10% of the total combined voting power of all classes of stock of the Corporation or any of the Subsidiaries.

         3.2 An Optionee may hold more than one Option, a Recipient may receive more than one Stock Award, and an eligible employee may hold both Options and Stock Awards, but only on the terms and subject to the restrictions set forth in the Plan.

         3.3 Persons who own, at the time an Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Corporation or any of the Subsidiaries shall be eligible to receive Incentive Stock Options under the Plan only if at the time the Incentive Stock Option is granted the Incentive Stock Option price is at least 110% of the Fair Market Value (as defined below) of the stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock option is granted.

4.       STOCK.

         4.1 The stock subject to the Options and Stock Awards shall be the shares of the Corporation's authorized and unissued or reacquired $.01 par value Common Stock ("Shares"). The aggregate number of Shares that may be issued under Options and Stock Awards pursuant to the Plan shall not exceed 565,000 Shares. The limitations established by each of the preceding sentence" shall be subject to adjustment as provided in Plan Section 6.1(f).

         4.2 In the event that (a) any outstanding Option under the Plan for any reason expires or is terminated, or (b) any Shares transferred under a Stock Award are forfeited to the Company, the Shares that are subject to that Option ("Optioned Shares") or that Stock Award ("Award Shares") may again be subjected to an Option or Stock Award under the Plan.

5.       ANNUAL LIMITATION ON INCENTIVE STOCK OPTION.

                  (a) The aggregate fair market value of Shares (determined as of the date of grant of the Incentive Stock Options related to such Shares as provided by Plan Section 6.1(b)) with respect to which Incentive Stock Options are granted under this Plan that are exercisable for the first time during any calendar year shall not exceed $100,000.

                  (b) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one officer or employee may not exceed 50% of the total number of options available for grant under the Plan.

6.       TERMS AND CONDITIONS FOR OPTIONS.

         6.1 Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, except to the extent otherwise expressly limited in the applicable Option Agreement, whether or not such terms and conditions are specifically included therein:

                  (a) NUMBER OF SHARES. Each Option shall state the number of Shares to which it pertains.

                  (b) OPTION PRICE. Each Option shall state the Option price; provided, however, that the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% (or 110% in the case of Options granted pursuant to Plan Section 3.3) of the Fair Market Value of the Shares subject to the Incentive Stock Option on the date such Incentive Stock Option is granted. "Fair Market Value" of a share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purposes of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  (c) MEDIUM AND TIME OF PAYMENT. The Option price shall be payable on the exercise of the Option and shall be paid in United States Dollars in cash, by check or, at the sole discretion of the Committee, by a promissory note. If the exercise price is paid in whole or in part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

                  (d)      CONDITIONS TO EXERCISE OF OPTIONS.

                           (i) No Option granted pursuant to this Plan shall be exercised in whole or in part more than ten years after it is granted, and each such Option shall be subject to such further terms and conditions as to the time of its exercise as a the Committee may prescribe.

                           (ii) In order to exercise an Option granted hereunder, in whole or in part, all of the following conditions must be fulfilled at the time of exercise:

                                    (A) At all times during the period beginning
                  on the date of the grant of the Option and ending on (1) the day 3 months before the date the Option is exercised, (2) in the case of an employee who is disabled within the meaning of Code Section 37(e) (3), one year before the date the Option is exercised or (3) in the case of the death of an Optionee, one year before the date the Option is exercised, the Optionee must have been in the employ of the Corporation or one of the Subsidiaries. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for the purposes of this Plan shall be determined by the Committee, whose determination shall be final and conclusive.

                                    (B) The Optionee shall have met any
                  additional specific conditions imposed by the Committee at the time of the granting of the Option; provided, however, that such additional conditions shall not contain any restrictions, provisions or limitations that shall prevent any Incentive Stock Option from being an incentive stock option, as defined in Section 422A of the Code (a "Code Incentive Stock Option"). The imposition of such conditions shall be in the sole discretion of the Committee; and such conditions may differ between individual employees of the Corporation or any Subsidiary or Subsidiaries, and between classes of employees of the Corporation, or any Subsidiary, and between the employees of the Corporation as a class and the employees of a Subsidiary or Subsidiaries as a class.

                  (e) TRANSFER OF OPTION. No Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  (f) RECAPITALIZATION.

                           (i) Subject to any required action by the Company's stockholders, the number of Shares covered by each outstanding Option, and the price per Optioned Share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares affected without receipt of adequate consideration by the Corporation. For purposes of this Plan Section 6(f) (i), the issuance of Shares to employees for services and shares issued upon exercise of Options granted pursuant to this Plan shall be deemed to have been issued for consideration.

                           (ii) Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

                           (iii) In the event of a change in the Shares of the Corporation as presently constituted that is limited to a change of all of its authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

                           (iv) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that no Incentive Stock Option granted pursuant to the Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as a Code incentive Stock Option.

                           (v) Except as hereinbefore expressly provided in this
         Section 6, the Optionee shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of Shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                           (vi) The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve or liquidate or to sell or transfer all or any part of its business or assets; provided, however, that if any such adjustment shall result in a fractional share for any Optionee under any Option hereunder, such fraction shall be completely disregarded and the Optionee shall only be entitled to the whole number of Shares resulting from such adjustment.

                  (g) RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in this Plan Section 6.

                  (h) INVESTMENT PURPOSE. Notwithstanding anything in the Plan to the contrary, each Option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

                  (i) OTHER PROVISIONS. Options authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option and provisions establishing the Company's right of first refusal with respect to stock received upon the exercise of an option, as the Committee or the Board shall deem advisable subject to any limitation on the discretion of the Board required by law. Any such Incentive Stock Option agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock option as shall be necessary in order that such Incentive Stock Option will be a Code Incentive Stock Option or to conform to any change in the law and shall not contain any provisions, restrictions or limitations that shall prevent such Incentive Stock Option from being a Code Incentive Stock Option.

7.       TERMS AND CONDITIONS FOR STOCK AWARDS.

         7.1 Stock Awards granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, except to the extent otherwise expressly limited in the applicable Stock Award agreement, whether or not such terms and conditions are specifically included therein:

                  (a) THE NUMBER OF SHARES. Each Stock Award shall state the number of shares to which it pertains.

                  (b) SHAREHOLDER RIGHTS. Upon issuance of the Award Shares, the Recipient shall thereupon be a shareholder with respect to all of the Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of 7.1 (c) hereof paid with respect to such shares, provided, however, that such Shares shall be subject to the restrictions hereinafter described in Section 7.1 (e). Certificates representing Award Shares shall be imprinted with a legend to the effect that the Shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Plan.

                  (c) RECAPITALIZATION. In the event that, as a result of a stock split or stock dividend or a combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the recipient shall, as owner of the Award Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities together with a stock power or other instrument of transfer appropriately endorsed, shall be imprinted with the legend as provided in Sections 7.1 (b).

                  (d) RESTRICTED PERIOD. The term "Restricted Period" with respect to Award Shares (after which restrictions shall elapse) shall mean a period commencing on the date of issuance of such Shares to the Recipient ending on such date not less than 10 years after the date of issuance, as the Committee may establish at the allocation or issuance of shares hereunder.

                  (e) RESTRICTIONS. The restrictions to which Award Shares shall be subject shall be as follows:

                           (i) During the Restricted Period applicable to such Award Shares and except as otherwise specifically provided in the Plan, none of such Award Shares shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of.

                           (ii) If the employment of a Recipient shall be terminated for any reason, including such Recipient's death or disability, at any time prior to the end of the Restricted Period, the Award Shares shall be forfeited and shall be returned to the Corporation and all rights of the Recipient to such Award Shares shall terminate without any payment or consideration by the Corporation. However, nothing in this Plan shall preclude the transfer of Award Shares on the death of the Recipient following the termination of the Restricted Period, to the Recipient's legal representatives or estate or preclude such representative from transferring such Shares or any of them to the person or persons entitled thereto by will or by the laws of descent and distribution.

                           (iii) Any additional restrictions that the Committee determines are necessary or appropriate.

                  (f) LAPSE AT THE DISCRETION OF THE COMMITTEE. The Committee shall have the authority to accelerate the time at which the restrictions will lapse or to remove any of such restrictions whenever it may decide in its absolute discretion, that, by reason of changes in applicable tax or other laws or changes in circumstances arising after the date of the Stock Award, such action is in the best interest of the Corporation.

                  (g) COMPLIANCE WITH SEC REQUIREMENTS. No certificate for Award Shares distributed pursuant to the Plan shall be issued until the Corporation shall have taken such action, if any, as has been required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, any other applicable laws and the requirements of any exchange in which the Shares may, at the time, be listed. The Corporation may require that, in acquiring any Award Shares, the Recipient agree with, and represent to, the Corporation that he is acquiring such Award Shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose such Shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction winding up the estate of any Recipient.

                  (h) INCOME TAX PROVISIONS. Each Recipient shall agree at the time his Stock Award is granted, and as a condition thereof, that the Corporation or participating subsidiary shall, to the extent permitted by law, deduct from any payment of any kind otherwise due to such Recipient, the aggregate amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the Award Shares or, if no such payments are due or to become due to such Recipient, that such Recipient will pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment by the Corporation of, the aggregate amount of any such taxes. Until such amount has been paid or arrangements satisfactory to the Corporation have been made, no stock certificates free of a legend reflecting the restrictions under this Plan shall be issued to Recipient. If the Recipient refuses to make the payments or arrangements required by the Corporation, the Committee may cause the Award Shares to be forfeited.

                  (i) 83(B) ELECTION FORBIDDEN. Each Recipient shall agree at the time his Stock Award is granted, and as a condition thereof, that he will not make an election under Section 83(b) of the Internal Revenue Code of 1954, as amended, with respect to such Stock Award. If a Recipient subsequently makes such an election, all Award Shares shall be forfeited to the Corporation.

8.       INDEMNIFICATION OF COMMITTEE.

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with the Plan or any Option or Stock Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member in liable for gross negligence or willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

9.       AMENDMENT TO THE PLAN.

         The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options or Stock Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options or Stock Awards.

10.      APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the sale of Optioned Shares will be used for general corporate purposes.

11.      NO OBLIGATION TO EXERCISE OPTION.

           The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12.      EFFECTIVE DATE; DURATION OF THE PLAN.

         12.1 The Plan shall become effective on the date on which both the Board and the Corporation's shareholders approved the Plan.

         12.2 No Option or Stock Award may be granted after the tenth anniversary of the effective date of the Plan.

13.      EFFECT OF PLAN.

         The granting of an Option or Stock Award pursuant to the Plan shall not give the Optionee or Recipient any right to similar grants in future years or any right to be retained in the employ of the Corporation or a Subsidiary, but an Optionee or Recipient shall remain subject to discharge to the same effect as if the Plan were not in effect.

                                                                      APPENDIX B

                                 EXACTECH, INC.

                       -----------------------------------
                           DIRECTORS STOCK OPTION PLAN
                      ------------------------------------

         1. PURPOSE. The purpose of this Plan is to advance the interests of EXACTECH, INC., a Florida corporation (the "Company"), by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

            (b) "Board" shall mean the Company's Board of Directors.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

            (e) "Company" shall refer to EXACTECH, INC., a Florida corporation.

            (f) "Director" shall mean a member of the Board.

            (g) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

            (h) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock; provided, that for purposes of grants made on the Initial Grant Date to persons who are Eligible Directors on the Effective Date, the term "Fair Market Value" shall mean the initial public offering price per share of Common Stock. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

            (i) "Initial Grant Date" means (i) in the case persons who are or become Eligible Directors of the Company on the effective date of the Company's Registration Statement on Form S-1 (the "Effective Date") to be filed with the Securities and Exchange Commission in connection with the Company's initial public offering, the Effective Date and (ii) in all other cases, the date on which a person is elected as a member of the Board.

            (j) "Option" (when capitalized) shall mean any option granted under this Plan.

            (k) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

            (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (m) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

            (n) "Plan" shall mean this Directors Stock Option Plan for the Company.

            (o) "Share(s)" shall mean a share or shares of the Common Stock.

            (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Thirty-Five Thousand (35,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

            (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 5,000 Shares.

            (b) Each Eligible Director shall receive an annual grant of an Option to purchase 3,000 Shares on each Annual Meeting Date subsequent to his election as a director of the Company or commencement of the Plan, beginning with the first Annual Meeting Date after the Initial Grant Date for each such Eligible Director.

            (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

         5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option at the close of business on the date such Option is granted.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

         7. EXERCISE SCHEDULE FOR OPTIONS. Each Option granted hereunder shall not be exercisable until after one year following its grant to an eligible director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be five years from the date of grant of the Option.

         8. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                             (i)    three months  after the date on which the
Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

                            (ii)    immediately upon the removal of the
Optionee as a Director for Cause;

                           (iii)    one year after the date the Optionee ceases
to be a Director by reason of death of the Optionee;

                  (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction:

                             (i)    if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                            (ii)    if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

         9.       ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                             (i)    appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                            (ii)    appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

         13. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         14. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after ten years from the date of the Board's adoption of this Plan.

                  (b) The Board may from time to time amend the Plan or any Option; provided, however, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; and, provided, further, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                  (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

                  (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

         15. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                                                     APPENDIX C

                                 EXACTECH, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN


1. PURPOSE. The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company's intention that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

2.       DEFINITIONS.

                  (a) "APPLICABLE PERCENTAGE" means the percentage specified in
Section 8, subject to adjustment by the Committee as provided in Section 8.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  (d) "COMMITTEE" means the committee appointed by the Board to administer the Plan as described in Section 13 of the Plan or, if no such committee is appointed, the Board.

                  (e) "COMMON STOCK" means the Company's common stock, par value $.01 per share.

                  (f) "COMPANY" means EXACTECH, INC., a Florida corporation.

                  (g) "COMPENSATION" means, with respect to each Participant for each pay period, the full base salary, overtime, bonuses and commissions paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, "Compensation" does not include: (i) any amounts contributed by the Company or a Designated Subsidiary to any pension plan; (ii) any automobile or relocation allowances (or reimbursement for any such expenses); (iii) any amounts paid as a starting bonus or finder's fee; (iv) any amounts realized from the exercise of any stock options or incentive awards; (v) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or; (vi) other similar forms of extraordinary compensation.

                  (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (i) "DESIGNATED SUBSIDIARIES" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (j) "EMPLOYEE" means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five (5) months in any calendar year.

                  (k) "ENTRY DATE" means the first day of each Exercise Period.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "EXERCISE DATE" means the last Trading Day ending on or before each March 31, June 30, September 30 and December 31.

                  (n) "EXERCISE PERIOD" means, for any Offering Period, each period commencing on the Offering Date and on the day after each Exercise Date, and terminating on the immediately following Exercise Date.

                  (o) "EXERCISE PRICE" means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 8.

                  (p) "FAIR MARKET VALUE" means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(b).

                  (q) "FIRST OFFERING DATE" means July 1, 1999.

                  (r) "OFFERING DATE" means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first Trading Day of an Offering Period, the term "Offering Date" shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.

                  (s) "OFFERING PERIOD" means (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on December 31, 1999, and (ii) with respect to each Offering Period thereafter, and subject to adjustment as provided in Section 4, the period beginning on the first Trading Day of the month of January in the immediately succeeding calendar year and ending on the last Trading Day of that calendar year.

                  (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "PARTICIPANT" means an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5 of the Plan.

                  (v) "PLAN" shall mean this 1999 Employee Stock Purchase Plan.

                  (w) "PLAN CONTRIBUTIONS" means, with respect to each Participant, the after-tax payroll deductions withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in
Section 6 of the Plan and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

                  (x) "SUBSIDIARY" shall mean any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

                  (y) "TRADING DAY" shall mean a day on which the national stock exchanges and the NASDAQ system are open for trading.

3.       ELIGIBILITY.

                  (a) Any Employee who is an Employee as of the Offering Date of a given Offering Period shall be eligible to become a Participant as of any Entry Date within that Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

                  (b) Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. OFFERING PERIODS. The Plan shall be implemented by a series of consecutive Offering Periods. The first Offering Period shall commence on the First Offering Date, and succeeding Offering Periods shall commence on the first Trading Day in each succeeding calendar year (or at such other time or times as may be determined by the Committee). The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

5.       ELECTION TO PARTICIPATE.

                  (a) An eligible Employee may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering. The enrollment agreement shall set forth the percentage of the Participant's Compensation that is to be withheld by payroll deduction pursuant to the Plan.

                  (b) Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for a Participant shall commence on the first payroll following the Entry Date on which the Participant elects to participate in accordance with Section 5(a) and shall end on the last payroll in the Offering Period, unless sooner terminated by the Participant as provided in Section 11.

                  (c) Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period such Participant's "Entry Date" shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the commencement of such succeeding Offering Period.

6.       PARTICIPANT CONTRIBUTIONS.

                  (a) Except as otherwise authorized by the Committee pursuant to Section 6(c) below, all Participant contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 25% of the Participant's Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant (or subsequent Offering Periods as provided in Section 5(c)). The amount of payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Compensation.

The participant may not change the amount or rate of the deduction during the Offering Period with the exception of a complete termination of participation as described in Section 11 hereof.

                   (b) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant's enrollment agreement at the beginning of the following Exercise Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 11.

                  (c) Notwithstanding anything to the contrary in the foregoing, the Committee may permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be held in Participants' accounts and applied to the purchase of shares of Common Stock pursuant to options granted under this Plan in the same manner as payroll deductions contributed to the Plan as provided above.

                  (d) All Plan Contributions made for a Participant shall be deposited in the Company's general corporate account and shall be credited to the Participant's account under the Plan. No interest shall accrue or be credited with respect to a Participant's Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

7.       GRANT OF OPTION.

                  (a) On a Participant's Entry Date, subject to the limitations set forth in Sections 3(b) and 12(a), the Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 8 below) up to a number of shares of Common Stock determined by dividing such Participant's Plan Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares an Employee may purchase during any Exercise Period shall be 750 shares. The Fair Market Value of a share of Common Stock shall be determined as provided in Section 7(b).

                  (b) The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by NASDAQ,
(iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means.

8. EXERCISE PRICE. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of: (i) the Applicable Percentage of the greater of (A) the Fair Market

         Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period or
         (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date. The Applicable Percentage with respect to each Offering Period shall be 85%, unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.

9. EXERCISE OF OPTIONS. Unless the Participant withdraws from the Plan as provided in Section 11, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited the Participant's account under the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

10. DELIVERY. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant's beneficiary), as appropriate, or to a custodial account for the benefit of each Participant (or the Participant's beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of such Participant's option. Any amount remaining to the credit of a Participant's account after the purchase of shares by such Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall be carried over to the next Exercise Period if the Participant continues to participate in the Plan or, if the Participant does not continue to participate, shall be returned to the Participant.

11.      WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                  (a) A Participant may withdraw from the Plan at any time by giving written notice to the Company. All of the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be paid to the Participant as soon as administratively practicable after receipt of the Participant's notice of withdrawal, the Participant's option to purchase shares pursuant to the Plan automatically will be terminated, and no further payroll deductions for the purchase of shares will be made for the Participant's account. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a "Former Participant") unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a).

                  (b) Upon termination of the Participant's Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant's beneficiary as determined pursuant to Section 14, and the Participant's option to purchase shares under the Plan will automatically terminate.

                  (c) A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in succeeding Offering Periods or in any similar plan which may hereafter be adopted by the Company.

12.      STOCK.

                  (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be One Hundred Twenty-Five Thousand (125,000) shares, subject to adjustment as provided in
Section 17. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

                  (b) A Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

13.      ADMINISTRATION.

                  (a) The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

                  (b) Notwithstanding the provisions of Subsection (a) of this
Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

14.      DESIGNATION OF BENEFICIARY.

                  (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the Participant's option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of the Participant's death prior to the exercise of the option.

                  (b) A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY. Neither Plan Contributions credited to a Participant's account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 14). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

16. PARTICIPANT ACCOUNTS. Individual accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions and options issued and shares purchased under the Plan. Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

17.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

                  (a) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

                  (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another corporation (each, a "Sale Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant's option has been changed to the New Exercise Date and that such Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11. For purposes of this Section 17(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

                  (c) In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 17, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 17.

18. AMENDMENT OF THE PLAN. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act,
         Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

19. TERMINATION OF THE PLAN.

         The Plan and all rights of Employees hereunder shall terminate on the earliest of:

                  (a) the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

                  (b) such date as is determined by the Board in its discretion; or

                  (c) the last Exercise Date immediately preceding the tenth
(10th) anniversary of the Plan's effective date.

         In the event that the Plan terminates under circumstances described in
Section 19(a) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis.

20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. EFFECTIVE DATE. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

22.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

                  (b) The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

23. EXPENSES OF THE PLAN. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

24. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

25. APPLICABLE LAW. The laws of the State of Florida shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

26. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                 EXACTECH, INC.
                              2320 N.W. 66TH COURT
                           GAINESVILLE, FLORIDA 32653


      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned hereby appoints William Petty and Timothy J. Seese, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock, $.01 par value per share, of Exactech, Inc., a Florida corporation (the "Company"), that the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of the Company, to be held on Thursday, April 22, 1999, at 9:00 a.m., local time, at the Company's new headquarters, 2320 N.W. 66th Court, Gainesville, Florida, and at any adjournment(s) or postponement(s) thereof.

PROPOSAL 1.       Election of William Petty, Timothy J. Seese, Gary J. Miller,
                  Albert Burstein, R. Wynn Kearney, Jr., E. Ronald Pickard and
                  Paul Metts, as directors of the Company.

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).


                           ----------------------------------------------------
                  [ ]      VOTE WITHHELD from all nominees.

PROPOSAL 2.       To approve the increase by 185,000 shares the number of
                  shares of Common Stock reserved for issuance pursuant to the Employee Stock Option and Incentive Plan.

                  [ ]      FOR

                  [ ]      AGAINST

                  [ ]      ABSTAIN

PROPOSAL 3.       To approve the increase by 45,000 shares the number of
                  shares of Common Stock reserved for issuance pursuant to the Directors Stock Option Plan.

                  [ ]      FOR

                  [ ]      AGAINST

                  [ ]      ABSTAIN

PROPOSAL 4.       To approve the 1999 Employee Stock Purchase Plan.

                  [ ]      FOR

                  [ ]      AGAINST

                  [ ]      ABSTAIN

PROPOSAL 5.       To ratify the selection of Deloitte & Touche LLP to serve
                  as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  [ ]      FOR

                  [ ]      AGAINST

                  [ ]      ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

                               (SEE REVERSE SIDE)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE AND "FOR" PROPOSALS (2)-(5) ABOVE.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1998 Annual Report.


                                             Dated:______________________, 1999


                                             __________________________________
                                                         (Signature)


                                             __________________________________
                                                  (Signature if held jointly)


                                             IMPORTANT: Please sign exactly as
                                             your name appears hereon and mail
                                             it promptly even though you may
                                             plan to attend the meeting. When
                                             shares are held by joint tenants,
                                             both should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             PLEASE MARK, SIGN AND DATE THIS
                                             PROXY CARD AND PROMPTLY RETURN IT
                                             IN THE ENVELOPE PROVIDED. NO
                                             POSTAGE NECESSARY IF MAILED IN THE
                                             UNITED STATES.